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                                                                    Exhibit 1



                             JOINT FILING AGREEMENT

         Be it known that the undersigned hereby agree to file jointly a
Schedule 13D and any amendments thereto reporting the beneficial ownership of Terremark Worldwide, Inc., a Florida corporation.

Date:   June 15, 2000
                                     COMMUNICATIONS INVESTORS GROUP


                                     By: /s/ Manuel D. Medina
                                        ----------------------------------------
                                     Name: Manuel D. Medina
                                     Title: General Partner


                                     VISTAGREEN HOLDINGS (BAHAMAS), LTD.


                                     By: /s/ Adrian Crosbie-Jones
                                        ----------------------------------------
                                        Adrian Crosbie-Jones, Vice President


                                     PARADISE STREAM (BAHAMAS) LIMITED


                                     By: /s/ Adrian Crosbie-Jones
                                        ----------------------------------------
                                        Adrian Crosbie-Jones, Vice President


                                     MORAINE INVESTMENTS, INC.


                                     By: /s/ Adrian Crosbie-Jones
                                        ----------------------------------------
                                        Adrian Crosbie-Jones, Vice President


                                     ATTU SERVICES, INC.


                                     By: Business Administration Limited


                                         By:  /s/ Adrian Crosbie-Jones
                                            ------------------------------------
                                            Adrian Crosbie-Jones, Director


                                     TCO COMPANY LIMITED


                                     By: Business Administration Limited


                                         By:  /s/ Adrian Crosbie-Jones
                                            ------------------------------------
                                            Adrian Crosbie-Jones, Director




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                                     /s/ Manuel D. Medina
                                     -------------------------------------------
                                     MANUEL D. MEDINA


                                     /s/ Michael L. Katz
                                     -------------------------------------------
                                     MICHAEL L. KATZ


                                     /s/ Brian Goodkind
                                     -------------------------------------------
                                     BRIAN GOODKIND


                                     /s/ Edward P. Jacobsen
                                     -------------------------------------------
                                     EDWARD P. JACOBSEN


                                     /s/ William Biondi
                                     -------------------------------------------
                                     WILLIAM BIONDI


                                     /s/ Willy Bermello
                                     -------------------------------------------
                                     WILLY BERMELLO


                                     ARJ, LLC

                                     By: /s/ Aviva Budd
                                        ----------------------------------------
                                     Name: Aviva Budd
                                     Title: Managing Member


                                     /s/ Irving A. Padron, Jr.
                                     -------------------------------------------
                                     IRVING I. PADRON, JR.